EXHIBIT 99.1

                                                                  Exhibit 99.1



--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


                            Computational Materials

                                 $280,000,000
                                  Approximate

                  Morgan Stanley Dean Witter Capital I, Inc.
                      Mortgage Pass-Through Certificates
                               Series 2003-HYB1

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


                                 $280,000,000
                                  Approximate

                   Morgan Stanley Dean Witter Capital I Inc.

                               Series 2003-HYB1

------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
                                                                                                                        Initial
 Offered                                            Initial     Expected Ratings                        Prin Window   Subordination
 Classes          Description         Balance       Coupon     [(Moody's/Fitch)]   WAL (Call/Mat)(5)   (Call/Mat)(5)    Level(6)
============ ====================== ============== ========== ================== ===================  =============== =============
 A-1(1)            Senior            [$22,621,667]    [3.70%]        Aaa/AAA         (2.58 / 3.34)      (1-58/1-360)       3.05%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 A-2(2)            Senior           [$229,696,000]    [4.30%]        Aaa/AAA          (2.58/3.34)       (1-58/1-360)       3.05%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 A-X(3)      Senior/Excess Interest     Notional       4.25%         Aaa/AAA              n.a.              n.a.           3.05%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-1(4)      Public Subordinate        $3,080,000      4.25%          Aa2/AA           (4.29/6.01)     (30-58/30-360)      1.95%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-2(4)      Public Subordinate        $2,240,000      4.25%           A2/A            (4.29/6.01)     (30-58/30-360)      1.15%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-3(4)      Public Subordinate        $1,540,000      4.25%        Baa2/BBB           (4.29/6.01)     (30-58/30-360)      0.60%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-4(4)      Private Subordinate         $560,000      4.25%         Ba2/BB            (4.29/6.01)     (30-58/30-360)      0.40%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-5(4)      Private Subordinate         $280,000      4.25%          B2/B             (4.29/6.01)     (30-58/30-360)      0.30%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------
 B-6(4)      Private Subordinate         $840,000      4.25%          NR/NR            (4.29/6.01)     (30-58/30-360)      0.00%
------------ ---------------------- -------------- ---------- ------------------ -------------------  --------------- -------------




 (1) The Class A-1 Certificate is a Senior Certificate. For each Distribution Date to an including the [December 2007] Distribution Date, this class will receive interest at a fixed rate of [3.70%]. Following the Distribution Date in [December 2007], the Class A-1 will receive interest at a rate equal to the Net WAC on the Mortgage Loans.
 (2) The Class A-2 Certificate is a Senior Certificate. For each Distribution Date to an including the [December 2007] Distribution Date, this class will receive interest at a fixed rate of [4.30%]. Following the Distribution Date in [December 2007], The Class A-2 will receive interest at a rate equal to the Net WAC on the Mortgage Loans.
 (3) The Class A-X Certificate is an interest only certificate. Prior to the Distribution Date in [January 2008], the Class A-X will receive interest at a fixed rate of [4.25%]. Its notional balance, on any Distribution Date, will be equal to the aggregate of the following: the balance of each premium loan multiplied by a fraction, the numerator of which is the Net WAC on that premium loan less [4.25%] and the denominator of which is [4.25%]. Commencing with the Distribution Date in [January 2008], the Class A-X will no longer be entitled to payments of interest and will have a notional balance of $0.
 (4) Classes B-1, B-2, B-3, B-4, B-5 and B-6 are the Subordinate Certificates. For each Distribution Date to an including the [December 2007] Distribution Date, they will each receive interest at a fixed rate of [4.25%]. Following the Distribution Date in [December 2007], the Subordinate Certificates will receive interest at a rate equal to the Net WAC on the Mortgage Loans.
 (5) The weighted average lives and principal windows are calculated based upon a pricing speed of 25% CPR. The weighted average lives and principal windows to Call are run to the weighted average roll date, which is month 58 or the Distribution Date in [December 2007].
 (6) The Subordination Levels are estimated based on initial rating agency feedback and are subject to final rating agency approval.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


                                 Deal Summary
                                 ------------
Issuer:                           Morgan Stanley Dean Witter Capital I, Trust 2003-HYB1

Depositor:                        Morgan Stanley Dean Witter Capital I, Inc.

Originator:                       Morgan Stanley Credit Corp.

Servicer:                         Morgan Stanley Credit Corp.

Trustee:                          Wells Fargo Bank Minnesota, N.A.

Managers:                         Morgan Stanley (lead manager)

Rating Agencies:                  TBD

Senior Certificates:              Class A-1, Class A-2 and Class A-X

Publicly Offered                  Class B-1, Class B-2 and Class B-3
Subordinate Certificates:

Privately Offered                 Class B-4,  Class B-5 and Class B-6
Subordinate Certificates:

Collateral:                       5/1 Hybrid ARM Residential Mortgage Loans: one-to-four family, residential first lien mortgage loans.  The mortgage loans are fixed rate, interest only for the first five years, followed by 25 years of fully amortizing principal and interest payments.

Prefunding:                       It is anticipated that a portion of the deal will be prefunded. The subsequent mortgage loans are expected to generally have the characteristics of the Cut-Off Date collateral as described herein. The deal is expected to be fully funded no later than the Distribution Date in May 2003.

Expected Closing Date:            February [28], 2003,  book-entry through DTC, Clearstream or Euroclear

Cut-Off Date:                     February 1, 2003

Distribution Dates:               The 25th of each month, or if such day is not a business day, on the next business day, beginning
                                  March 25, 2003.

Final Scheduled
Distribution Date:                [March 25, 2033]

Collection Period:                The calendar month preceding the current Distribution Date (24 day delay)

Day Count:                        30/360

Pricing Prepayment Speed:         [25% CPR]

ERISA Eligibility:                The Senior Certificates and the Publicly Offered Subordinate Certificates are expected to be
                                  ERISA eligible.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                    Page 3

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


SMMEA Eligibilty:                 At the end of the prefunding period, the Senior Certificates and the Class B1 Certificates
                                  are expected to constitute "mortgage-related securities" for purposes of SMMEA.

Tax Structure:                    REMIC

Optional Termination:             Any Distribution Date following the month in which the Aggregate Principal Balance of the
                                  Mortgage Loans declines to 10% or less of the Aggregate Principal Balance of the Mortgage
                                  Loans as of the Cut-Off Date plus the deposit in the prefunding account on the closing date.

Weighted Average Roll
Date:                             The Due Date in [December 2007]

Weighted Average
Servicing Fee Rate:               Prior to the Distribution Date in [January 2008] [ approximately 0.70%], on and thereafter, [TBD]

Trustee Fee Rate:                 TBD

Class A-1 Interest Rate:          On each Distribution Date prior to the Distribution Date in [January 2008], the Class A-1
                                  Certificates and will receive interest at a fixed pass-through rate of [3.70%]. On each
                                  Distribution Date following the Distribution Date in [December 2007], The Class A-1
                                  Certificates will receive interest at a pass-through rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans.

Class A-2 Interest Rate:          On each Distribution Date prior to the Distribution Date in [January 2008], the Class A-2
                                  Certificates will receive interest at a fixed pass-through rate of [4.30%]. On each Distribution
                                  Date following the Distribution Date in [December 2007], The Class A-2 Certificates will receive interest at a pass-through rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans.

Subordinate Interest Rate:        On each Distribution Date prior to the Distribution Date in [January 2008], the Subordinate
                                  Certificates will receive interest at a fixed pass-through rate of [4.25%] On each
                                  Distribution Date following the Distribution Date in [December 2007], The Subordinate
                                  Certificates will receive interest at a pass-through rate equal to the weighted average of the Net Mortgage Interest Rate of the Mortgage Loans.

Class A-X Interest Rate:          Prior to the Distribution Date in [January 2008], the Class A-X Certificates will receive interest at a fixed rate of [4.25%].  Its notional balance, on any Distribution Date will be equal to the aggregate of the following: the balance of the premium mortgage loans multiplied by a fraction the numerator of which is the Net Mortgage Interest Rate on the loan less 4.25%
                                  and the denominator of which is 4.25%.  Starting with the Distribution Date in January 2008, the Class A-X will no longer be entitled to interest and will have a notional balance of $0.

Net Mortgage Interest             As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the
Rate:                             sum of (i) its applicable Servicing Fee and (ii) the Trustee Fee.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                    Page 4

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


Credit Enhancement:               Senior/Subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

                                                  ----------------------------------

                                                             Senior
                                                     Credit Support [3.05%]
                                                  ----------------------------------

                                                             Class B-1
                                                     Credit Support [1.95%]
                                                  ----------------------------------

                                                             Class B-2
                                    Priority of      Credit Support [1.15%]                    Order of Loss
                                     Payment      ----------------------------------             Allocation

                                                             Class B-3
                                                     Credit Support [0.60%]
                                                  ----------------------------------

                                                             Class B-4
                                                     Credit Support [0.40%]
                                                  ----------------------------------
                                                             Class B-5
                                                     Credit Support [0.30%]

                                                  ----------------------------------
                                                             Class B-6
                                                     Credit Support [0.00%]

                                                  ----------------------------------


Senior Percentage:                The Senior Percentage on any Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates immediately prior to such date, divided by the aggregate principal balance of the Mortgage Loans for such date.


Subordinate Percentage:           The Subordinate Percentage, for any Distribution Date, will equal 100% minus the Senior
                                  Percentage, for such date.

Subordinate Prepayment            The Subordinate Prepayment Percentage for any Distribution Date will equal 100% minus the Senior
Percentage:                       Prepayment Percentage for such date.








This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                    Page 5

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


Senior Prepayment                 Until the first Distribution Date occurring after February 2010, the Subordinate Certificates
Percentage (Shifting              will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid
Interest):                        down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such distribution date, as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                                  Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                                  The prepayment percentages on the Senior Certificates will be as follows (to be confirmed by the rating agencies):

                                  Distribution Date                                  Senior Prepayment Percentage
                                  -----------------                                  ----------------------------
                                  March 2003 through February 2010                   100%;

                                  March 2010 through February 2011                   The applicable Senior Percentage plus, 70% of
                                                                                     the applicable Subordinate Percentage;

                                  March 2011 through February 2012                   The applicable Senior Percentage plus, 60% of
                                                                                     the applicable Subordinate Percentage;

                                  March 2012 through February 2013                   The applicable Senior Percentage plus, 40% of
                                                                                     the applicable Subordinate Percentage;

                                  March 2013 through February 2014                   The applicable Senior Percentage plus, 20% of
                                                                                     the applicable Subordinate Percentage;

                                  March 2014 and thereafter                          The applicable Senior Percentage;

                                  Notwithstanding the forgoing, if the credit enhancement provided by the Subordinate
                                  Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro rata between the between the Class A Certificates and
                                  Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the
                                  Subordinate Certificates has doubled prior to the Distribution Date in March 2006
                                  (subject to collateral performance triggers described in the prospectus supplement), the
                                  Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in March 2006, the
                                  Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                                  Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current Senior Percentage exceeds the initial Senior Percentage, the Class A Certificates will receive all unscheduled payments, regardless of any prepayment percentages.

Premium Mortgage Loan:            Any Mortgage Loan with a Net Mortgage Interest Rate on the Closing Date that is greater than [4.25]% per annum




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                    Page 6

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


Senior Principal                  The Senior Percentage of scheduled principal plus the Senior Prepayment Percentage of
Distribution Amount:              unscheduled principal.

Subordinate Principal             The Subordinate Percentage of scheduled principal plus the Subordinate Prepayment Percentage of
Distribution Amount:              unscheduled principal.


                       Description of the Mortgage Loans
                       ---------------------------------

The Mortgage Loans consist of 5/1 Six-Month LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are fixed rate and interest only for the first 5 years after origination and thereafter the Mortgage Loans pay 25 years of fully amortizing principal and variable interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and [semi-annually] thereafter. The mortgage interest rates will be indexed to 6 Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The 6 Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The 6 Month LIBOR Index is the average of the interbank offered rates for 6 month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Initial Periodic Caps of 6% and Periodic Caps of 2% for every adjustment date thereafter. These Periodic Caps are annual caps but could be hit in a single six-month period. If a Periodic Cap is hit in a six-month period, the mortgage interest rate on that mortgage loan cannot adjust up in the next following period. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. Approximately 9% of the mortgage loans are additional collateral loans. All of the mortgage loans with LTVs greater than 80% are additional collateral loans. The additional collateral is held in a Morgan Stanley margin account and is pledged as security for the mortgage loan. The pledged assets will generally reduce the LTV to an effective LTV of 70%. 100% of the pledged assets are guaranteed by AMBAC.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.













This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


                                      Collateral Summary
                                      ------------------

                                                                                                       Range (if applicable)
                                                                                                       --------------------
  Total Outstanding Balance:                                      $215,640,140

  Total Number of Loans:                                                    445

  Average Loan Principal Balance:                                      $454,585                        $56,000 - $2,000,000

  WA Gross Mortgage Rate:                                                 5.04%                             4.75%  -  6.50%

  WA FICO:                                                                721.1                                  551 - 814

  WA Original Term (months):                                              360.0                                  360 - 360

  WA Remaining Term (months):                                             358.1                                  352 - 360

  WA Original LTV:                                                       67.81%                           11.82%   -  103.17%

  WA Effective LTV:                                                      65.11%                               11.82% - 80.49%

  Additional Collateral Loans:                                            9.05%

  WA Months to First Adjustment Date:                                     58.0                                     52 - 60

  WA Initial Periodic Cap                                                 6.00%                                 6.00%-6.00%

  WA Periodic Cap                                                         2.00%                                 2.00%-2.00%

  WA Lifetime Cap                                                         6.00%                                 6.00%-6.00%

  WA Gross Margin:                                                        2.00%                             2.00%  -  2.00%

  Geographic Concentration of                      CA- Northern:          21.4%
  Mortgaged Properties (Top 5 States)              CA - Southern          15.1%
  based on Aggregate Stated Principal                       NY:            9.6%
  Balance:                                                  NJ:            7.2%
                                                            FL:            6.4%
                                                            VA:            4.2%




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------- ---------------------- ---------------------
MORGAN STANLEY                                               February 12, 2003
Securitized Products Group        MORGAN STANLEY

--------------------------------- ---------------------- ---------------------


                                   Contacts
-------------------------------------------------------------------------------


  Morgan Stanley Mortgage Trading

  Gary Mendelsohn                                          Tel: (212) 761-1705
     Executive Director                      gary.mendelsohn@morganstanley.com

  Rebecca Hogan                                            Tel: (212) 761-1705
     Associate                                 rebecca.hogan@morganstanley.com

  Adam Kirby                                               Tel: (212) 761-1705
     Analyst                                      adam.kirby@morganstanley.com

  Morgan Stanley SPG Finance

  Steve Shapiro                                            Tel: (212) 761-2146
     Executive Director                       steven.shapiro@morganstanley.com

  Mary Stone                                               Tel: (212) 761-1297
     Associate                                    mary.stone@morganstanley.com

  Doris Liang                                              Tel: (212) 761-1028
     Associate                                   doris.liang@morganstanley.com


-------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.